UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    November 13, 2006
                                                 ---------------------------


                   China Software Technology Group Co., Ltd.
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               (Exact name of Registrant as specified in charter)

         Delaware                      000-30058                  04-2621506
(State or other jurisdic-            (Commission                (IRS Employer
 tion of incorporation)              File Number)             Identification No.

       Skyworth Building, No. 5, Floor 6, Block A, Hi-Tech Industrial Park
                  Nanshan District, Shenzhen P.R. China 518057
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 86-755-2674-3553

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

         Effective November 21, 2006, John Leo and Ming Liu each resigned from his position as a member of the Company's Board of Directors.

         On November 13, 2006 the Company's stockholders approved the re-domicile of the Company from Canada to Delaware. On November 14, 2006 the Company filed a Certificate of Incorporation with the Delaware Secretary of State under its new name "China Software Technology Group Co., Ltd." and also simultaneously filed a Certificate of Domestication whereby China International Enterprises Inc., the Canadian company, was re-domiciled in Delaware under the Company's new name. Effective on the opening of business on November 16, 2006 the Company's common stock began trading on the OTC Bulletin Board under the symbol CSWT.OB.

         Commencing with this Current Report on Form 8-K, the Company will be filing periodic reports under the Securities Exchange Act of 1934 as a domestic United States issuer.


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CHINA SOFTWARE TECHNOLOGY GROUP CO., LTD.

Date: November 22, 2006                  By: /s/ Yuanqing Li
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                                                 Yuanqing Li
                                                 President